SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 22, 2003

Zimmerman Sign Company

(Exact Name of Registrant as Specified in charter)

Texas (State or other jurisdiction of incorporation)	0-21737 (Commission File Number)	75-0864498 (IRS Employer Identification No.)

3013 North Jackson, Jacksonville, TX 75766

(Address of Principal Executive Office)

(903) 589-2100

(Registrant's telephone number, including area code)

Item 5. Other Events

The registrant is filing the press release that it issued on May 22, 2003.

Item 7. Exhibits

(c)

99.1      Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIMMERMAN SIGN COMPANY

By:  /s/ Chris James

Chris James

Vice President - Finance

Dated: May 22, 2003